SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                      December 17, 1998
 Date of Report (Date of earliest event reported):   (December 17, 1998)


                    RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                          MISSOURI
         (State or Other Jurisdiction of Incorporation)


              1-13248                                    43-1674052
    (Commission File Number)               (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri            63103-2275
  (Address of principal executive offices)             (Zip Code)

                           314-923-4444
      (Registrant's telephone number, including area code)

                           Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)



Items 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     The Registrant's Press Release, dated December 17, 1998, is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

                 99(a) Press Release of Registrant, dated December 17, 1998.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.
                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  December 17, 1998

                              RIGHTCHOICE MANAGED CARE, INC.


                              By: /s/ Sandra A. Van Trease
                                  Sandra A. Van Trease
                                  Chief Financial Officer,
                                  Executive Vice President and
                                  Chief Operating Officer


                          EXHIBIT INDEX

Exhibit No.              Description

99(a)               Press Release of RightCHOICE Managed Care, Inc., dated
                    December 17, 1998.